UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): August 25, 2006

AAC GROUP HOLDING CORP.
AMERICAN ACHIEVEMENT CORPORATION
(Exact name of registrant as specified in its charter)

Delaware Delaware (State or other jurisdiction of incorporation)	333-121479 333-84294 (Commission File Number)	20-1854833 13-4126506 (I.R.S. Employer Identification Number)
7211 CIRCLE S ROAD
AUSTIN, TEXAS 78745
(Address of principal executive offices, including zip code)
(512) 444-0571
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02.	DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS
     Effective August 25, 2006, the American Achievement Corporation’s Board of Directors appointed Alan Bowers to serve on its Board of Directors. Mr. Bowers was also appointed to chair the Audit Committee of the Board of Directors. For his service on the Board of Directors, Mr. Bowers will receive an annual payment of $50,000.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, each registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AAC GROUP HOLDING CORP. AMERICAN ACHIEVEMENT CORPORATION
	By:	/s/ DONALD J. PERCENTI
Donald J. Percenti
CHIEF EXECUTIVE OFFICER (principal executive officer)

	By:	/s/ SHERICE P. BENCH
Sherice P. Bench
Date: August 29, 2006		CHIEF FINANCIAL OFFICER (principal financial officer)